EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), Thomas E. Wharton Jr., the Chief Executive Officer of iSECUREtrac Corp. (the "Company"), and David G. Vana, the Chief Financial Officer of the Company, each hereby certifies that:

1. The Company's Quarterly Report on Form 10-QSB for the period ended September 30, 2005, to which this Certification is attached as Exhibit 32 (the "Periodic Report"), fully complies with the requirements of
         Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Periodic Report and results of operations of the Company for the period covered by the Periodic Report.


Dated:  November 9, 2005


/s/   Thomas E. Wharton Jr.                        /s/   David G. Vana
---------------------------                       ----------------------------
       Thomas E. Wharton Jr.                             David G. Vana
       Chief Executive Officer                           Chief Financial Officer